Ref. No. / 編號 ： ____________

租 約
Tenancy Agreement

An Agreement made the________ day of ____________________ between the Landlord and the Tenant as more particularly described in Schedule I.
此合約由業主及租客(雙方資料詳列於附表一)於 2022 年 9 月 9 日訂立。

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule I and both parties agree to observe and perform the terms and conditions as follows:-
業主及租客雙方以詳列於附表一的租期及租金分別租出及租入詳列於附表一的物業，並同意遵守及履行下列條款：-

1. The Tenant shall pay to the Landlord the Rent in advance on the____ day of each and every calendar month during the Term. If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have the right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.
租客須在租期內每個月份第 1 天上期繳付指定的租金予業主。倘租客於應繳租金之日的七天內仍未清付該租金，則業主有權採取適當行動追討租客所欠的租金而由此而引起的一切費用及開支將構成租客所欠業主的債項，業主將有權向租客一併追討所欠款項全數。

2. The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld.
租客在沒有業主書面同意前，不得對該物業作任何改動及 / 或加建，唯業主不得無理拒絕給予租客有關的同意書。

3. The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.
租客不得轉讓、轉租或分租該物業或其任何部分或將該物業或其任何部分的佔用權讓予任何其他人等。此租約權益將爲租客個人擁有。

4. The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government.
租客須遵守香港一切法律條例和規則及該物業所屬的大廈有關的公契內的條款。租客亦不可違反屬該物業地段內的官批地契上的任何制約性條款。

5. The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises.
租客須在租約期內清繳一切有關該物業的水費、電費、煤氣費、電話費及其他類似的雜費等。

6. The Tenant shall during the Term keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement.
租客須在租約期內保持物業內部的維修狀態良好(自然損耗及因固有的缺陷所產生的損壞除外)並須於租約期滿或終止時將物業在同樣的維修狀態下交吉交回業主。

7. The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 7 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is later. If the Rent and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at any time thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without Prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.

租客須交予業主保証金(金額如附表一所列)作爲保証租客遵守及履行此租約上租客所需遵守及履行的條款的按金。若租客在租期內並無干犯此合約內任何條款，則業主須於收回交吉的物業或一切租客欠款後(以較遲者作準)七天內無息退還該保証金予租客。但若租客拖欠根據此合約需要支付的租金及 / 或其他款項超過七天(無論有否以法律行動追討) 或若租客違反此合約內任何條款，業主可合法收回該物業而此租約將立被終止；業主可從保証金內扣除因租客違約而令業主所受的損失，而此項權利將不會影響業主因租客違約而可採取的其他合法行動的權利。

8. Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.
若租客按時清繳租金和雜費及沒有干犯此合約內任何條款，則業主不得在租約期內干擾租客享用該物業。

9. The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair Provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.
業主須保養及適當維修該物業內各主要結構部分(包括主要的排污渠、喉管和電綫)。唯業主須在收到租客的書面要求後才會有責任在合理時限內將有關損壞維修妥當。

10. The Tenant shall himself/herself cover insurance for his/her own belongings against Typhoon, Depression, Storm, Flood, Fire, Theft and Accidents in relation to this Tenancy. The Landlord shall not be responsible for any damage or loss under all circumstances.
租客須自投買風災、水、火、盜竊、意外保險，租客如有任何損失，業主不負任何責任。

11. The Landlord shall pay the Property tax payable in respect of the Premises.
業主負責繳付有關該物業的物業稅。

12. The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.
業主及租客各負責屬此合約一式兩份的印花稅一半費用。

13. The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in Schedule II (if any).
業主及租客雙方同意遵守附表二內的附加條款(如有的話)。

14. If there is any conflict between the English version and the Chinese version in this Agreement, the ~~English~~ CHINESE version shall Prevail.
此合約內的英文文本與中文文本存有差異時，將以~~英~~中文文本為準。

15. Tenant has to move out all his/her own belongings from the date of delivery of vacant possession of the premises to the landlord.
租客遷出時，搬走自己的物品。

16. Security Deposit cannot be utilised as rent payment.
租客應清楚明白該筆按金不能用作現金支付租金。

Received the Security Deposit of
HK$ 268000.00 by the Landlord
業主收到租客所交的保證金 連首月租金
港幣貳拾陸萬捌千零百元正

For and on behalf of
EASE PROGRESS LIMITED

Authorized Signature(s)

Acknowledged the receipt of ( ) Main door, ( ) Iron Gate, ( ) Mail Box, ( ) Bedroom & ( ) Other Key (s)
Acknowledged the receipt of the keys of the premises by the Tenant
租客接收業主所交屬該物業的( )大門，( )鐵閘，( )信箱，( )睡房&( )其他鎖匙。

For and on behalf of
WCHING TECH LTD CO. LIMITED

Authorized Signature(s)

Confirmed and Accepted all the terms and conditions contained herein by the Landlord:
業主確認及接受本合約內所有條款的約束:

For and on behalf of
EASE PROGRESS LIMITED

Authorized Signature(s)

HKID / B.R. No.
香港身份證 / 商業登記證號碼 ([redacted])

Confirmed and Accepted all the terms and conditions contained herein by the Tenant:
租客確認及接受本合約內所有條款的約束:

For and on behalf of
WCHING TECH LTD CO. LIMITED

Authorized Signature(s)

HKID / B.R. No.
香港身份證 / 商業登記證號碼 (59687756)

Schedule I
附表一

The Premises 物 業	:	OFFICE E ON 11TH FLOOR BILLION PLAZA 2 NO. 10 CHEUNG YUE STREET KOWLOON
The Landlord 業 主	:	EASE PROGRESS LIMITED
Address 地 址	:	**Tel. No.:** [redacted]
The Tenant 租 客	:	惠程科技有限公司 商業登記號: 59687756
Address 地 址	:	**Tel. No.:** [redacted]
Term 租 期	:	From 2022 to 2024 (both days inclusive) 由 2022 年 11 月 1 日至 2024 年 10 月 31 日止 (包括首尾兩天)
Rent 租 金	:	HK$ 67000.00 每月為港幣 陸萬柒仟圓正
Security Deposit 保証金	:	HK$ 201,000.00 港幣貳拾萬 壹 千 零 百 零 拾元正

Schedule II
附表二

1. **User 用途**

The Tenant shall not use or permit to be used the Premises or any part thereof for any purpose other than for ________________ purpose only. [P.S. - Please select one item: e.g. residential / commercial / office / shop / industrial]
租客除將該物業作 商業 用途外，[例如：住宅 / 商業 / 辦公室 / 商店 / 工業] 不可將該物業或其任何部分作其他用途。

2. **Miscellaneous Payments 雜項費用**

The following payments payable in respect of the Premises during the Term:–
租期內下列費用：

(a) Management fee paid by Landlord / ~~Tenant~~ (at current rate) (per month) (subject to revision from time to time)
管理費由業主 / ~~租客~~支付 (每月管理費以管理公司所定爲準)

*(b) Government Rates paid by Landlord / ~~Tenant~~ * (subject to actual amount demanded by the Government)
差餉由業主 / ~~租客~~支付 (每季以政府實收爲準)

*(c) Government Rent paid by Landlord / ~~Tenant~~ * (subject to actual amount demanded by the Government)
地租由業主 / ~~租客~~支付 (每季以政府實收爲準)

* delete where inapplicable. 刪去不適用者

3. **Rent Free Period 免租期**

The Tenant shall be entitled to a rent free period from the ____________________ to ____________________ (both days inclusive) provided that the Tenant shall be responsible for the charges of Government Rent, Government Rates, management fees, water, electricity, gas, telephone and other outgoings payable in respect of Premises during such rent free period.
租客可享有____天免租期 (由________________至 2022年10月31日) (包括首尾兩天) 但租客仍需負責繳付免租期內一切地租、差餉、管理費、水、電、煤氣及電話費用及其他一切雜費支出。

4. Break Clause 退租權

Notwithstanding anything to the contrary hereinbefore contained, the Landlord/Tenant/either party shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than ________ months' written notice or by paying _______ months' Rent in lieu to the Landlord/Tenant/other party provided that the said written notice shall not be served before the expiration of the [   ] months of the Term of Tenancy. (i.e., the Tenant shall rent the Premises for at least (   ) months).

盡管與前文不符，業主/租客/任何一方可給予業主/租客/另一方不少於_______月的書面通知或______個月租金作代通知金提早解除此租約；唯該書面通知書不得早於由租期起計之【   】個月內發出(即租客最少要租用該物業________個月)。

租約中包括的傢俬及設備如下：
Furniture & Fixture included in this agreement is as follows:

冷氣機 air-conditioner(s) _____ / 煤氣/電熱水爐 Gas/elec. water-heater(s) _____ / 抽油烟機 Range hood _____ / 抽氣扇 ventilator(s) _____ / 煮食爐 gas-stove _____ / 雪櫃 refrigerator _____

洗衣機 washing-machine _____ / 衣櫃 wardrobe(s) _____ / 床 bed(s) _____ / 梳化 sofa _____ / 組合櫃 wall-units _____ / 燈飾 lights _____。

電視機 Television _____ / 餐桌 Dinning Table _____ / 餐椅 Dinning Chairs _____ / _____

備注： 租客他日退租必需將所申請之智能卡全數退還業主，否則
Remarks 業主有權在按金扣除，每張港幣   元作爲賠償。

租客有權根據此租約訂明之相同條款，享有兩年續租權，續租時按市值租金，唯租客必須於此租約期滿前不少於兩個月向業主發出有關書面通知，續租時需另立租約

2. Tenant shall pay monthly Rent to Landlord's A/C No: ____________________
租客須將租金存入業主銀行戶口號碼 ：____________________

公共事務

電 力 (POWER)	中華電力有限公司	CHINA POWER CO., LTD.	2678-2678
	香港電燈有限公司	HONG KONG LIGHTING CO., LTD.	2887-3411
煤 氣 (GAS)	香港中華煤氣有限公司 CHINA GAS CO., LTD.		2880-6988
水 (WATER)	水務署 –水費查詢 WATER SUPPLY DEPARTMENT		2824-5000
渠 道 (DRAINAGE)	渠務署–污水渠，雨水渠，水浸一般查詢 DRAINAGE DEPARTMENT		2877-0660
香港電訊申請安裝及一般服務 (TELEPHONE)			1000
有綫電視 CABLE TV			1832888